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                                                                 EXHIBIT 99.B5
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JACKSON NATIONAL LIFE
-----------------------------    [JACKSON NATIONAL LOGO]
INSURANCE COMPANY OF NEW YORK                                                                                       APPLICATION FOR
                                                                                                         FIXED AND VARIABLE ANNUITY

2900 Westchester Avenue, Purchase, NY 10577                                                                        USE DARK INK ONLY


          THE OWNER                                                                      PREMIUM ALLOCATION (Whole
                                                                                         percentages must total 100%)
--------------------------------------------------------------    --------------------------------------------------
Name                                Are you a U.S. citizen?
                                     [] Yes    [] No
                                                                  JNL(R)Aggressive Growth                    ________%
--------------------------------------------------------------    JNL Capital Growth                         ________%
Date of Birth       Relationship                                  JNL Global Equities                        ________%
                                                                  JNL/Alger Growth                           ________%
--------------------------------------------------------------    JNL/Eagle Core Equity                      ________%
Social Security Number/Federal I.D.   -  -                        JNL/Eagle Small Cap Equity                 ________%
                                                                  JNL/Putnam Growth                          ________%
                                                                  JNL/Putnam Value Equity                    ________%
--------------------------------------------------------------    JNL/S&P Conservative Growth                ________%
Address (Number and Street)                                       JNL/S&P Moderate Growth                    ________%
                                                                  JNL/S&P Aggressive Growth                  ________%
--------------------------------------------------------------    JNL/S&P Very Aggressive Growth             ________%
City        State        ZIP                                      JNL/S&P Equity Growth                      ________%
                                                                  JNL/S&P Equity Aggressive Growth           ________%
--------------------------------------------------------------    PPM America/JNL Balanced                   ________%
Phone       /      -                                              PPM America/JNL High Yield Bond            ________%
                                                                  PPM America/JNL Money Market               ________%
--------------------------------------------------------------    Salomon Brothers/JNL Global Bond           ________%
                                                                  Salomon Brothers/JNL U.S. Government
          JOINT OWNER                                             & Quality Bond                             ________%
--------------------------------------------------------------    T. Rowe Price/JNL Established Growth       ________%
Name              Are you a U.S. Citizen?                         T. Rowe Price/JNL International
                  [] Yes    [] No                                 Equity Investment                          ________%
                                                                  T. Rowe Price/JNL Mid-Cap Growth           ________%
--------------------------------------------------------------
Date of Birth       Relationship

--------------------------------------------------------------    Guaranteed Options
Social Security Number/Federal I.D.  -  -                             1 year____________%   5 year _____________%
                                                                      3 year____________%   7 year _____________%
--------------------------------------------------------------
ANNUITANT (if other than Proposed Owner)                          Subsequent payments will be invested as indicated
                                                                  in Premium Allocation above unless the Company is
--------------------------------------------------------------    otherwise instructed.
Name (Print as desired in policy)     Are you a U.S. Citizen?
                                      [] Yes     [] No                            PREMIUM PAYMENT

--------------------------------------------------------------    Initial premium with application  $______________
Social Security Number/Federal I.D.  -  -                         IRC 1035 Exchange?               [] Yes  [] No

--------------------------------------------------------------    Will this annuity replace any existing life
Date of Birth      Age         Sex                                insurance or annuity [] Yes [] No   Details:

--------------------------------------------------------------    Company ________________________________________
Address (Number and Street)
                                                                  Policy No. _____________________________________
--------------------------------------------------------------
City           State       ZIP                                    Have you completed a State Replacement form (where
                                                                  required)?
--------------------------------------------------------------    [] Enclosed    [] Not Required
Phone           /   -

--------------------------------------------------------------                        ANNUITY TYPE
Policy Number (Home Office Use Only)                                             PLAN TYPE                 TYPE OF TRANSFER

--------------------------------------------------------------
                                                                  [] Non-tax Qualified                     [] IRC 1035 Exchange
JOINT ANNUITANT (optional)                                        [] IRA-Individual Contribution year____  [] Direct Transfer
--------------------------------------------------------------    [] IRA-Spousal    Contribution year____  [] Direct Rollover
                                                                  [] IRA-Custodial  Contribution year____  [] Non-direct Rollover
Name             Are you a U.S. Citizen?                          [] IRA-SEP        Contribution year____  [] Trustee to Trustee
                 [] Yes     [] No                                 [] IRA-Roth       Contribution year____  [] Transfer
                                                                  [] 403(b)
--------------------------------------------------------------    [] 401(k) Qualified Savings Plan
Social Security Number/Federal I.D.    -  -                       [] HR-10 (KEOGH) Plans
                                                                  [] Other ________________________________________________
--------------------------------------------------------------
Date of Birth         Relationship

--------------------------------------------------------------

THE BENEFICIARY
--------------------------------------------------------------
(PRIMARY) NAME

--------------------------------------------------------------
Date of Birth          Relationship

--------------------------------------------------------------

CONTINGENT NAME

--------------------------------------------------------------
Date of Birth          Relationship

--------------------------------------------------------------

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DOLLAR-COST AVERAGING (Minimum $15,000)                                                 SYSTEMATIC WITHDRAWAL PROGRAM
---------------------------------------------------------------------------             --------------------------------------------
I authorize the Company to transfer the following amount as indicated below
(min. $100).  Transfers are available from all variable accounts and the                By checking "yes" below, I hereby elect to
one-year guaranteed account.  (Check transfer frequency.)                               participate in the Systematic Withdrawal
     [ ] Monthly     [ ] Quarterly     [ ] Semiannually     [ ] Annually                Program.  In so doing, I authorize the
Please make the first transfer on __/__/19__(m/d/y)                                     Company to forward the appropriate
                                                                                        administrative form for my review and
     SOURCE FUND        DESTINATION FUND        AMOUNT                                  signature.  I understand that this request
(One source fund only)                     $                                            is subject to the terms of the contract,
--------------------    ----------------    ------------------                          and receipt of a properly executed form.
                                           $
--------------------    ----------------    ------------------
                                           $
--------------------    ----------------    ------------------
                                           $
--------------------    ----------------    ------------------                                  [ ] Yes         [ ] No
                                           $
--------------------    ----------------    ------------------

---------------------------------------------------------------------------             --------------------------------------------
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PRE-AUTHORIZED CHECK [PICTURE]                                                                  REBALANCING
(attach voided check)                                                                           ------------------------------------
------------------------------------------------------------------------------------------      Rebalancing to begin
I authorize JNL/NY to withdraw $_____________________starting_______________(month), 19__       on__/__/__(date).
from my checking account for future premiums to the Contract with the following frequency:       Rebalancing should occur:
  [ ] Monthly   [ ] 5th   or   [ ] 20th   [ ] Quarterly (20th of January, April, July and       [ ] Monthly      [ ] Quarterly
October)                                                                                        [ ] Semiannually [ ] Annually
------------------------------------------------------------------------------------------      ------------------------------------
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                  IMPORTANT: MAKE ALL CHECKS PAYABLE ONLY TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
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1.  I hereby represent to the best of my knowledge and belief           4.  I have been given a current Prospectus for this variable
    that each of the statements and answers contained above                 annuity and for each Series listed above.
    are full, complete and true.

2.  The Social Security or taxpayer identification number shown         5.  The Contract I (we) have applied for is suitable for my
    above is certified to be correct.                                       (our) insurance investment objective, financial
                                                                            situation and needs.

3.  I UNDERSTAND THAT ANNUITY PREMIUMS, BENEFITS, AND SURRENDER         6.  I UNDERSTAND THAT AMOUNTS PAYABLE FROM THE GUARANTEED
    VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF              ACCOUNT OPTION UNDER THIS CONTRACT ARE SUBJECT TO AN
    A SEPARATE ACCOUNT OF JNL/NY, ARE VARIABLE AND MAY BE                   INTEREST RATE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED
    INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT                  PRIOR TO THE END OF THE APPLICABLE GUARANTEED PERIOD.
    GUARANTEED.
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                                                ------------------------------------------------------------------------------------
Dated and signed                                Signature of Annuitant
at
  -----------------------------------           ------------------------------------------------------------------------------------
        City               State                Signature of Owner if other than Annuitant                      Title

                                                ------------------------------------------------------------------------------------
on                            19                Joint Owner or Joint Annuitant
  ----------------------------  -----
                                                ------------------------------------------------------------------------------------
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REGISTERED REPRESENTATIVE STATEMENT
Agent statement: To the best of my knowledge and belief, this application [ ] WILL [ ] WILL NOT replace any life insurance or annuities.  I have complied with requirements for disclosure and/or replacement as necessary.

I certify that I am authorized and qualified to discuss the Contract.
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Agent/Representative's Full Name (Please Print)                                 JNL/NY Agent Number                     Phone No.

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Address                                                                         City                                    State

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Signature of Agent/Representative                                               Date

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Broker/Dealer Name and No.                                                      Agent Number

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APPLICATION, FUNDS AND TRANSFER PAPERWORK MUST BE SENT TO:              [JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK LOGO]
     Jackson National Life Insurance Company of New York                                        JACKSON NATIONAL LIFE
                        Service Center                                                      INSURANCE COMPANY OF NEW YORK
                        P.O. Box 0809                                                       -----------------------------
                    Denver, CO 80263-0809                                                 Insuring your financial future.(R)

                                                                                           Home Office: Purchase, New York
                                                                                                    1/800/599-5651

                  FOR APPLICATION QUESTIONS OR ASSISTANCE, PLEASE CALL 800/599-5651 (7:00 A.M. TO 6:00 P.M. MT).

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